STATE BANCORP, INC.

Annual Stockholders' Meeting

April 26, 2011

Thomas M. O’Brien

President and CEO

Agenda

- Review of 2010
- 2010 Financial Performance
- Looking Ahead
- Questions and Discussion

Forward Looking Statements And Risk Factors

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify forward-looking statements. The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan or investment portfolios, demand for loan products, demand for financial services in the Company's primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing and services and those risks detailed in the Company's periodic reports filed with the SEC. Investors are encouraged to access the Company's periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

Non-GAAP Disclosure

The Company believes these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Review of 2010

- Consistent profitable earnings
- Complete re-design of Lending Division
- Enhanced risk management practices
- Continued technological investments
- Disciplined expense management
- Continued brand-building efforts
- Attracted talent across Company

2010 Financial Performance

Net Income



Full Year
$15
$10
$5
$0
-$5
-$10
-$15
In Millions
6.2
1.8
(14.8)
11.4
2007
2008
2009
2010



1Q '10 and 1Q '11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
In Millions
3.0
3.0
1Q 2010
1Q 2011

STATE BANCORP, INC.

Expenses


Full Year
$60
$50
$40
$30
$20
$10
$0
In Millions
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Operating Efficiency Ratio
51.9
43.8
48.5
42.0
2007
2008
2009
2010
EXPENSES
OPERATING EFFICIENCY RATIO


1Q '10 and 1Q '11
$60
$50
$40
$30
$20
$10
$0
In Millions
Operating Efficiency Ratio
59.7%
11.0
10.0
1Q 2010
1Q 2011
EXPENSES

STATE BANCORP, INC.

Loans



$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
66.5
974.5
1,122.5
1,098.3
1,131.4
1,148.3
2007
2008
2009
2010
1Q 2011
STATE BANK
LEASING SUBSIDIARY

Loan Composition



CRE-Construction 4%
Commercial Real Estate 40%
Commercial and Industrial 47%
Residential Construction 1%
RRE- Mortgage 7%
Miscellaneous 1%

Non-Accrual Loans



Total Non-Accrual Loans (in Millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Allowance as a % of Total Non-Accrual Loans
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2007
2008
2009
2010
2011
NON-ACCRUAL LOANS
ALLOWANCE AS A % OF TOTAL NON-ACCRUAL LOANS

STATE BANCORP, INC.

Credit Quality

Publicly Traded Banks Between $1-15 Billion

As of December 31, 2010



25%
20%
15%
10%
5%
0%
TOTAL NPA's + 90 DAYS PD/TOTAL ASSETS
0.93%
TOP
BANKS BY DECILE
BOTTOM

Source: Highline Financial

STATE BANCORP, INC.

Deposits



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dollars in Millions
$1,329.9
$1,481.0
$1,349.6
$1,348.7
$1,339.1
32%
43%
25%
68%
35%
41%
24%
65%
27%
45%
28%
73%
28%
47%
25%
72%
27%
45%
28%
73%
2007
2008
2009
2010
1Q 2011
DEMAND
SAVINGS
TIME

STATE BANCORP, INC.

Net Interest Margin


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Yield on Loans
Net Interest Margin
Cost of Deposits
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2007
2008
2009
2010
2011

Capital Management


STATE BANK OF LONG ISLAND
16%
14%
12%
10%
8%
6%
4%
2%
0%
Total Capital / Risk-Weighted Assets
Tier 1 Capital / Risk Weighted Assets
Tier 1 Leverage
2005
2006
2007
2008
2009
2010
1Q 2011

State Bancorp, Inc.

Capital Management

TCE = 7.60%
(3/31/11)

STATE BANK OF LONG ISLAND



16%
14%
12%
10%
8%
6%
4%
2%
0%
7.00%
5.00%
9.50%
10.04%
8.00%
6.00%
12.23%
12.45%
12.00%
10.00%
13.49%
13.71%
REQ
YR END
1Q
REQ
YR END
1Q
REQ
YR END
1Q
LEVERAGE
TIER 1 RISK-BASED
TOTAL RISK-BASED
FDIC REQUIREMENTS TO BE WELL CAPITALIZED
STATE BANK OF LONG ISLAND 12/31/10
STATE BANK OF LONG ISLAND 3/31/11
EMERGING STANDARD

Economic Outlook

Comparative Stock Price Performance

One-Year Historical Stock Performance


STBC
S&P Bank
NASDAQ Bank
S&P 500
STBC has performed better than comparable bank indices over the last one and three year periods
36.7%
12.2%

Three-Year Historical Stock Performance


STBC
S&P Bank
NASDAQ Bank
S&P 500
(2.8%)
(11.2%)
(28.8%)
(33.4%)

Market Data as of April 5, 2011
Source: SNL Financial

2011 Outlook

- Economy remains fragile with high unemployment levels
- Hope that green shoots of economic growth and activity continue and leads to employment growth
- Deluge of new government regulations, compliance, and reporting requirements
- These new regulations will lead to accelerated consolidation in banking industry

Looking Ahead

STATE BANCORP, INC.

Looking Ahead

Building Capital/Balance Sheet

We are operating with a very strong capital base with ratios that exceed the regulatory definition of "well capitalized" institution

We are evaluating TARP Repayment options that will protect shareholders' interests

Building Organizational Strength

We maintain shareholder friendly corporate governance practices

We will continue to evaluate a variety of strategic opportunities

Increase Shareholder Value

Building Stable Results

We continue to proactively manage credit issues

We continue to focus on managing risks in our aggressive, transparent and straight-forward manner

We continue our focus on expense management in order to produce positive profit trends

Building Service Delivery and Brand

We focus on building meaningful relationships with our clients to ensure they receive solutions they need for success in their businesses

We continue our branding campaign that has increased marketplace visibility and elevated our presence in our communities

Thank You!

Questions
&
Discussion